================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): JULY 1, 2005 (JULY 1, 2005)

                             MYLAN LABORATORIES INC.
             (Exact name of registrant as specified in its charter)


         PENNSYLVANIA                     1-9114                25-1211621
(State or other jurisdiction of      (Commission File       (I.R.S. Employer
        Incorporation)                    Number)          Identification No.)


                              1500 CORPORATE DRIVE
                              CANONSBURG, PA 15317
                    (Address of principal executive offices)

                                 (724) 514-1800
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

================================================================================

ITEM 7.01 - REGULATION FD DISCLOSURE.

In connection with presentations being made relating to the financing of the previously announced self tender offer by Mylan Laboratories Inc., certain information attached hereto as Exhibit 99.1 is being provided to potential investors.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibits and the information set forth therein and herein are furnished to the Commission and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

    Exhibit No.   Description
       99.1       Summary Historical and Pro Forma Financial Data

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MYLAN LABORATORIES INC.



Date:  July 1, 2005                         By:  /s/ Edward J. Borkowski
                                                 ------------------------------
                                                 Edward J. Borkowski
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

      Exhibit No.         Description
          99.1            Summary Historical and Pro Forma Financial Data